Exhibit 99.2
Exhibit 99.2 EARNINGS PRESENTATION FIRST QUARTER

2023 NASDAQ: USCB USBC FINANCIAL HOLDINGS

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are

intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating

to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.

Potential risks and uncertainties include, but are not limited to: •

the strength of the United States economy in general and the strength of the local economies in which we conduct operations; • our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; • the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred

tax asset valuation allowance; • the efficiency and effectiveness of our internal control environment; • our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where
we operate; • adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; • the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the

risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate; effects

of climate change; • the concentration of ownership of our common stock; • fluctuations in the price of our common stock; • our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; • inflation, interest rate,

unemployment rate, market, and monetary fluctuations; impacts of international hostilities and geopolitical events; • increased competition and its effect on the pricing of our products and services as well as our margin; • the effectiveness of our risk management strategies,

including operational risks, including, but not limited to, client,

employee, or third-party fraud and security breaches; and • other risks described in this presentation and other filings we make with the

Securities and Exchange Commission (“SEC”). All forward

-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward

-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occur rence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB Financial Holdings, Inc. filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, U.S. Century

Bank filed with the FDIC. Non-GAAP Financial Measures This

presentation includes financial information determined by

methods other than in accordance with generally accepted

accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included

these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company’s underlying performance trends. Further, management

uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should

be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and

are not necessarily comparable to non-GAAP measures that

may be presented by other companies. Reconciliations of these non

-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in the presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

Q1 2023 HIGLIGHTS GROWTH Average deposits increased

by $194.0 million or 11.8% compared to first quarter 2022. Average loans, excluding PPP loans, increased $370.0 million or 31.4% compared to first quarter 2022. Tangible Book Value per Share

(1) was $9.37 includes an after-tax unrealized security losses impact of

$2.14. PROFITABILITY Net income was $5.8 million

or $0.29 per diluted share, an increase of $1.0 million or 19.7% compared to the first quarter 2022. ROAA was 1.11% compared to 1.03% for the first quarter 2022. ROAE was 12.85% compared to 9.75% for the first quarter 2022. Efficiency ratio was 56.32% compared to 58.88%

for the first quarter 2022. CAPITAL/ CREDIT Credit metrics

remain strong. One loan classified as nonaccrual for

a total of $486 thousand. ACL coverage ratio was 1.20%. Effective

January 1, 2023, the Company adopted the CECL methodology for estimating credit losses. Repurchased 500,000 shares during the quarter at an average weighted price of $11.74 prior to recent events impacting liquidity in the sector. 250,000 common shares remain authorized under the repurchase program. (1) Non-GAAP financial measure.

HISTORICAL FINANCIAL EOP for Balance Sheet amounts Loans

(1) In millions $735 $1,580 Deposits In millions $782 $1,830 Total stockholders’ equity In millions $86 $184 ACL/Total Loans

1.17% 1.20% Net Charge off In thousands (1,019)

(49) Nonperforming Assets/Total Assets 1.58% 0.02% Total

Revenue In millions $37 $69 Efficiency ratio 94.15% 56.32%

PTPP ROAA (2) 0.24% 1.51% (1) Loan amounts include deferred

fees/costs. (2) Non-GAAP financial measure. Annualized. 4

FINANCIAL RESULTS Balance Sheet (EOP) In thousands (except

per share data) Q1 2023 Q4 2022 Q1 2022 Total Securities $415,837

$418,839 $514,575

Total Loans (1) $1,580,394 $1,507,338 $1,258,388 Total

Assets $2,163,821 $2,085,834 $1,967,252 Total Deposits

$1,830,462 $1,829,281 $1,713,294 Total Equity (2) $183,858

$182,428 $192,039 Income Statement Net Interest Income $15,997

$16,866 $14,379 Non-interest Income $2,070 ($123) $1,945

Total Revenue $18,067 $16,743 $16,324 Provision for Credit

Losses $201 $880 $0 Non-interest Expense $10,176 $10,014 $9,612

Net Income $5,809 $4,434 $4,854 Diluted Earning Per

Share (EPS) $0.29 $0.22 $0.24 (1) Loan amounts include deferred fees/costs. (2) Total Equity includes after-tax unrealized security losses of

$42.1 million for Q1 2023, $44.8 million for Q4 2022, and $19.5 million for Q1 2022. 5

KEY PERFORMANCE INDICATORS CAPITAL/

CREDIT PROFITABILITY GROWTH Q1 2023 Q4 2022 Q1 2022

Tangible Common Equity/Tangible Assets(1) 8.50% 8.75%

9.76% Total Risk-Based Capital (2) 13.20% 13.65% 14.49%

NCO/Avg Loans (3) (0.01%) (0.00%) (0.01%) NPA/Assets

0.02% 0.00% 0.00% Allowance Credit Losses/Loans 1.20% 1.16%

1.20% Return On Average Assets (ROAA) (3) 1.11%

0.86% 1.03% Return On Average Equity (ROAE) (3) 12.85%

9.91% 9.75% Net Interest Margin(3) 3.22% 3.45% 3.22% Efficiency

Ratio 56.32% 59.81% 58.88% Total Assets (EOP) $2,163,821

$2,085,834 $1,967,252 Total Loans (EOP) $1,580,394

$1,507,338 $1,258,388 Total Deposits (EOP) $1,830,462 $1,829,281

$1,713,294 Tangible Book Value/Share (1)(4)

$9.37 $9.12 $9.60 (1) Non-GAAP Financial Measures. (2) For the Company

(3) Annualized. (4) After tax unrealized security loss effect on tangible book value per share was ($2.14) for Q1 2023, ($2.24)

for Q4 2022 and ($0.97) for Q1 2022. 6

LIQUIDITY

Total Liquidity


36%
29%
31%
30%
28%
30%
25%
22%
20%
19%
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Liquid Assets
Total Liquidity

Liquid Assets: On-Balance Sheet Liquidity / Total Assets
Total Liquidity: Total Liquidity / Total Assets

Sources of Liquidity (in millions)	Mar-23
On Balance Sheet Liquidity	
Cash	$5
Due from banks	$54
Investment securities unpledged	$354
Total on balance sheet liquidity (Liquid Assets)	**$413**
Off Balance Sheet Liquidity	
FHLB excess capacity	$98
Bank Term Funding Program (BTFP)	$25
Federal Reserve Discount Window	$4
Fed Fund Lines	$101
Total off balance sheet liquidity	**$228**
Total Liquidity	**$641**

Commentary

We believe we are well positioned to weather the current environment.

We have ample sources of liquidity both on and off-balance sheet.

We are enrolled in BTFP but have not drawn.

Total liquid assets represents 19% of our assets and our loan-to-deposits ratio has remained stable.

Post Q1 2023 we have expanded pledging at both BTFP and discount window.

Loan to Deposit Ratio


73.4%
79.0%
79.7%
82.4%
86.3%
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23

7

DEPOSIT PORTFOLIO Deposits AVG In millions $1,650

$1,717 $1,763 $1,804 $1,844 $223 $224 $217 $217 $225 $736

$781 $823 $871 $897 $65 $67 $67 $62 $58 $625 $645 $656 $654

$664 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Non-interest-bearing deposits Interest-bearing checking deposits Money market

and savings Time deposits Deposit Cost 0.25% 0.50% 1.75% 3.25%

4.50% 4.75% 0.21% 0.20% 0.21% 0.34% 0.77% 1.29% Q4 2021 Q1

2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Deposit Cost Fed Fund

Rate (upper bound) Commentary Average deposits increased

$40.4 million or 9.1% annualized compared to prior quarter and

$194.0 million or 11.8% compared to first quarter 2022. Average

DDA deposits increased $10.5 million or 6.5% annualized compared to prior quarter and increased $38.0 million or 6.1% compared to first quarter 2022. Average DDA balances comprised 36.0% of

total deposits on March 31, 2023. Deposit cost increased 52 bps compared to prior quarter and increased 109 bps compared to first quarter

2022. Deposit beta of 24% since Q4 2021. 8

DEPOSIT DISTRIBUTION

EOP for Balance Sheet amounts

Uninsured Deposits to Total Deposits



Personal
Business
Public Funds
11%
35%
54%

Deposits by Customer Segment

In thousands for balance sheet amounts

Deposit Type		Total Balance	% of Total	(#) Accounts		Average Balance per Account
Business	$	985,380	54%	6,814	$	144,611
CDS	$	70,050	4%	202	$	346,780
Demand Deposits	$	510,620	28%	5,358	$	95,300
MM	$	353,784	19%	1,040	$	340,177
Now	$	34,395	2%	144	$	238,855
Saving	$	16,532	1%	70	$	236,167
Personal	$	638,797	35%	12,355	$	51,704
CDS	$	162,704	9%	1,333	$	122,059
Demand Deposits	$	123,541	7%	7,480	$	16,516
MM	$	304,649	17%	1,952	$	156,070
Now	$	15,658	1%	292	$	53,623
Saving	$	32,245	2%	1,298	$	24,842
Public Funds	$	206,285	11%	29	$	7,113,275
CDS	$	13,161	1%	5	$	2,632,224
MM	$	192,604	11%	20	$	9,630,217
Now	$	520	0%	4	$	129,880
Grand Total	$	1,830,462	100%	19,198	$	95,347

Commentary

Our deposit base reflects our business model: a commercial bank.

54% of our deposits are commercial accounts, 35% personal accounts and 11% public fund accounts, which are partially collateralized.

The Bank has 19 thousand deposits accounts with the majority in personal accounts, 12 thousand or 64.4%

The total amount of uninsured deposits adjusted by the collateralized portion of public funds is 56% for quarter end. A decrease of 3% compared to fourth quarter 2022 and below the 2022 average.

As of March 31, 2023, the deposit balance of ICS/CDARS was $35.7 million, increase of $19.7 million from fourth quarter 2022.

Uninsured Deposits to Total Deposits In millions



58%
57%
57%
59%
56%
$725
$751
$765
$750
$802
$988
$988
$1,032
$1,079
$1,028
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Uninsured Depositors
Insured Depositors
Uninsured deposits / Deposits

9

LOAN PORTFOLIO Total Loans (AVG) In millions

$1,211 $1,296 $1,399 $1,457 $1,547 $35 $18 $7 $1 $1 $1,176 $1,278

$1,392 $1,455 $1,546 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1

2023 Loans (Exd PPP) PPP Loans Loan Yields 4.35%

4.35% 4.53% 4.86% 5.17% 0.28% 0.13% 0.03% 0.04% 0.03%

4.07% 4.22% 4.50% 4.82% 4.14% Q1 2022 Q2 2022 Q3 2022 Q4

2022 Q1 2023 Loan coupon Loan fees Commentary Average

loans, excluding PPP loans, increased $90.6 million or 25.2% annualized compared to prior quarter and $370.0 million or 31.4% compared to first quarter 2022. Loan coupon increased 32 bps compared to prior quarter and 107 bps compared to first quarter 2022. Loan fees yield decreased 25 bps compared to first quarter 2022 primarily due to a decrease of $917 thousand in PPP loan fees. 10

LOAN PRODUCTION Net Loan Production Trend In millions

4.02% 4.44% 4.85% 5.68% 6.66 $141 $74 $169 $56 $130 $71

$129 $54 $94 $22 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Loan

Production/Lien changes Loan Amortization/payoffs New loans average coupon Commentary 2023 payoffs slowing with increase in interest rates.

$72 million net growth for first quarter 2023. Average

coupon on new loans was 6.66% for first quarter 2023, 152 bps above portfolio average. The loan production of $94 million for the quarter

was well diversified; 43% C&I, 28% CRE; 21% consumer.

LOAN PORTFOLIO MIX

Loan Portfolio Mix [1]



Residential real estate
CRE - Owner occupied
CRE - Non-owner occupied
Commercial and industrial
Correspondent banks
Consumer and other
12%
10%
53%
10%
6%
9%

$1,580MM

Commentary

Total Loan balance at quarter end was $1,580 million.

Commercial Real Estate (owner occupied and non-owner occupied) was 63% or $987.8 million of the total loan portfolio net of unearned fees.

CRE mix is diversified and granular. Retail makes up 30% of total CRE or $298.1 million.

CRE Loan Mix



Other
3%
Land/Construction
5%
Hotels
8%
Warehouse
8%
Office
13%
CRE - Owner Occupied
15% (2)
Multifamily
18%
Retail
30%
$988MM

CRE Loan Portfolio

Loan Type	Weighted Average LTV [1]	Weighted Average DSCR [2]	Average Loan Size [3]
Retail	57%	1.59	$3.0
Multifamily	62%	1.40	$1.4
CRE - Owner Occupied	62%	2.62	$1.0
Office	54%	1.63	$2.2
Warehouse	56%	1.64	$1.8
Hotels	55%	1.57	$4.6
Other	54%	1.80	$1.6
Land/Construction	60%	NA	$2.8

[1] LTV - Loan to value ratio.
[2] DSCR - Debt service coverage ratio.
[3] Balance in millions.

As of 3/31/23
(1) (Excludes unearned fees)
(2) Includes loan types: office, warehouse, gas station, retail and other

12

CRE OFFICE PORTFOLIO

Loan size



77
$47
$41
$31
26
$29
$25
7
7
3
Under $1MM
$1MM - $3MM
$3MM - $5MM
$5MM - $7MM
$7MM - $10MM
Outstanding Balance as of 3/31/2023
Number of Loans

Key Metrics

	At 3/31/2023
Avg. Loan Size in millions	$ 1.4
NCOs / Average Loans	0.00%
Delinquencies / Loans	0.00%
Nonaccruals / Loans	0.00%
Classified Loans / Loans	0.00%

Portfolio performing with clean credit metrics

Commentary

Non-owner-occupied office is 8% of total loans and 69% have recourse to a guarantor.

Owner occupied office is 3% of the loan portfolio and 99% have recourse to a guarantor.

Total office loan portfolio (owner occupied and non-owner occupied) had 120 notes with an average balance of $1.4 million dollars, LTV of 57.3%, DSCR of 2.11X at quarter end.

92% of outstanding loan balances are within the USCB primary market.

Miami's office sector outperforms the national average with a lower vacancy rate of 9.4% and availability rate of 11.8%, compared to the estimated national average of 13% and 16.5% respectively. (1)

Loan Maturity

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
4%	10%	12%	69%	5%

(1) Data points source: CoStar Group, a NASDAQ company and world leader in commercial real estate information with a comprehensive database of real estate data throughout the US, Canada, UK and France

13

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.22% 1.16% 1.16% 1.16% 1.20% 1.20% 1.15% 1.16% 1.16%

1.20% $15,074 $15,786 $16,604 $17,487 $18,887 Q1 2022

Q2 2022 Q3 2022 Q4 2022 Q1 2023 Allowance for credit

losses ACL/Total loans ACL/Total loans excluding PPP loans

Commentary ACL coverage ratio is at 1.20%. One loan for $486 thousand was classified as nonaccrual during the first quarter of 2023. No OREO. The adoption of the CECL methodology for

estimating credit losses generated an initial increase to the allowance for credit losses of loans of $1.1 million and an increase to the reserve for unfunded commitments of $259 thousand. Non-performing Loans

In th 0.00% 0.00% 0.00% 0.00% 0.03% $0 $0 $0 $0 $486 Q1

2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023ousands (except ratios) Nin0accrual loans less non-accrual TDRs Non-performing loans to total loans

Classified Loans M to Total Loans 0.34% 0.08% 0.07% 0.26%

0.25% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (1) Loans

classified as substandard at period end. No loans classified doubtful or loss at period end. 14

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) Ql 2022 Q2 2022 Q3 2022 3.22% ^,1 3.45%

3.22% $16,866 $15,997 Q4 2022 Ql 2023 Net Interest Income A—

NIM NIM excluding PPP Loans Interest-Earning Assets

Mix (AVG) 5% 4% 4% 3% 2% 28% 26% 23% 22% 21%

2% 1% 0% 0% 0% 65% 69% 73% 75% 77% Q1 2022 Q2 2022

Q3 2022 Q4 2022 Q1 2023 Total Loans (excluding PPP Loans)

Investment Securities ■PPP Loans Cash Balances & Equivalent

s

Commentary Net interest income decreased by $0.9 million compared to prior quarter predominately due to increase in deposit cost. Interest

-earning asset mix continues to improve towards higher earning assets

(loans). Given the uncertainty in the banking industry, we

held higher levels of cash and increased FHLB advances at quarter end. (1) Annualized. 15

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 5% Fixed Rate 39% Variable

Rate 56% 17% 16% 67% Prime CMT LIBOR/SOFRA Loan Repricing Schedule

Variable/Hybrid Rate Loans 30% 10% 10% 50% yrs. 1-2 yrs.

2-3 yrs >3 yrs Static NII Simulation Year 1 & 2 100 200

100 200 -1.1% -2.6% 2.0% 2.9% Net Interest Income change

from base ($ in thousands and % change) 16

NON-INTEREST INCOME In thousands (except ratios) Q1 2023 Q4

2022 Q3 2022 Q2 2022 Q1 2022 Service fees $1,025 $1,093 $934

$1,083 $900 Gain (loss) on sale of securities available for

sale (21) (1,989) (558) (3) 21 Gain on sale of loans held for sale 347

205 330 22 334 Loan settlement - - - - 161 Other income 539 568 1,083

515 529 Total non-interest income $2,070 ($123) $1,789

$1,617 $1,945 Average total assets $2,120,218 $2,051,867

$2,026,791 $1,968,381 $1,913,484

Non-interest income / Average assets (1) 0.40% (0.02%)

0.35% 0.33% 0.41% Commentary Service fees remain substantially consistent quarter over quarter. SBA loan sales produced $347 thousand of gains in the first quarter 2023. Fluctuation of non-interest income primarily impacted by one-time items in other income and loss on sale of securities in prior quarters. (1) Annualized. 17

NON-INTEREST EXPENSE In thousands (except ratios) Q1 2023 Q4

2022 Q3 2022 Q2 2022 Q1 2022 Salaries and employee benefits

$6,377 $6,080 $6,075 $5,913 $5,875 Occupancy 1,299 1,256 1,28

1

1,251 1,270 Regulatory assessments and fees 224 222 269

226 213 Consulting and legal fees 358 371 604 398 517 Network and information technology services 478 483 488 448 387 Other operating expense 1,440 1,602 1,415 1,315 1,350 Total non-interest

expense $10,176 $10,014 $10,132 $9,551 $9,612 Efficiency ratio

56.32% 59.81% 54.58% 55.34% 58.88% Average total assets $2,120,218

$2,051,867 $2,026,791 $1,968,381 $1,913,484 Non-interest expense

/ Average assets (1) 1.95% 1.94% 1.98% 1.95% 2.04%

Full-time equivalent employees 196 191 191 192 190 Commentary Non-interest expense to average assets remains below 2.0%. Salaries and employee benefits increased primarily due to 5 net new FTEs. Efficiency ratio improved 256 bps from first quarter 2022 due to higher revenue.

(1) Annualized. 18

CAPITAL capital Ratios w 1 Q12023 1 Leverage Ratio 9.36% TCE/TA

<2> 8.50% Tier 1 Risk Based Capital 12.04% Total Risk Based

Capital 13.20% AOCI In Millions ($42.1) 042022 9.61% 8.75% 12.53%

13.65% ($44.8) WpII- IIUH Capitalized 9.47% 5.00% 9.76% NA

13.35% 8.00% 14.49% 10.00% ($19.5) Commentary 500,000 shares repurchased during the quarter at an average weighted price

of $11.74. 250,000 common shares remain authorized under the repurchase program. AOCI improved by $2.7 million compared to fourth quarter 2022.

Q1 2023 EOP shares outstanding: Common Stock: 19,622,380

(1) For the Company (2) Non-GAAP Financial Measures

TAKEAWAYS Leading franchise located in

one of the most attractive Robust organic growth banking markets in Florida and the U.S. Strong asset quality, with minimal charge

-

offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base with 34.6% Non

-

Interest-Bearing Deposits (EOP) 20

NON-GAAP RECONCILIATION In thousands (except

ratios) 3/31/2023 Pre-Tax Pre-Provision (PTPP") Bicorne: Net income

$ 5,809 Plus: Provision for income taxes 1,881 Plus: Provision for credit losses 201 PTPP income $ 7,891 PTPP Return ou Average

Assets: PTPP income $ 7,891 Average assets $ 2,120,218 PTPP return on average assets(1) 1.51% Operating Net Income: Net income

$ 5,809 Less: Net gains (losses) on sale of securities (21) Less:

Tax effect on sale of securities 5_ Operating net income $

5,825 Operating PTPP Bicorne: PTPP income $ 7,891 Less: Net gains

(losses) on sale of securities (21) Operating PTPP Income $

7,912 Operating PTPP Return on Average Assets: Operating

PTPP income $ 7,912 Average assets $ 2,120,218 Operating

PTPP Return on average assets(1; 1.51% As of or for the three months ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 $ 4,434

$ 5,558 $ 5295 $ 4,854 1,415 1,963 1,708 1,858 880 910 705 -

$ 6,729 $ S,431 $ 7,708 $ 6,712 $ 6,729 $ 8,431 $ 7,708 $ 6,712

$ 2,051,867 $ 2,026,791 $ 1,968381 $ 1,913,484 130% 1.65%

1.57% 1.42% $ 4,434 $ 5,558 $ 5295 $ 4,854 (1,989) (558) (3)

21 504 141 1 (5)_ $ 5,919 $ 5,975 S 5297 S 4,838 $ 6,729 $ 8,431

$ 7,708 $ 6,712 (1,989) (558) ßl 21 $ 8.7 IS $ S.9S9 $ 7,711

$ 6,691 $ 8,718 $ 8,989 $ 7,711 $ 6,691 $ 2,051,867 $ 2,026,791

$ 1,968381 $ 1,913,484 1.69% 1.76% 1.57% 1.42% Oper a till 2

Return ou .Average Assets : Operating net income Average

assets Operating return on average assets £ 5,825 £ 2,120,218 1.11%

Operating Return on Au?rage Equity: Operating net

income Average equity Operating return on average equity (1)

£ 5,825 £ 183371 12.88% Operating Revenue: net interest income non-interest income Less: Net gains (losses) on sale of securities Operating revenue £ 15,997 2,070 1211 £ 18,088 Operating Efficiency

Ratio: Total non-interest expense Operating revenue Operating efficiency ratio £ 10,176 £ 18,088 56.26% $ 5,919 $ 5,975 $ 5,297 $

4,838 $ 2,051,867 $ 2,026,791 $ 1,968381 $ 1,913,484 1.14%

1.17% 1.08% 1.03% $ 5,919 $ 5,975 $ 5,297 $ 4,838 $ 177,556 $

185288 $ 1S6,597 $ 201,860 1323% 12.79% 1139% 9.72% $ 16,866

$ 16,774 $ 15,642 $ 14379 (123) 1,789 1,617 1,945 (1,989) (558) (31

21_ £ 1S,732 £ 19,121 S 17262 S 16303 £ 10,014 £ 10,132 £ 9,551

£ 9,612 £ 18,732 £ 19,121 £ 17262 £ 16303 53.46% 52.99%

5533% 58.96% (1) Annualized 21

NON-GAAP RECONCILIATION In thousands (except

ratios and share data) As of and for the three months ended Tangible

Book Value per Common Share (at period-end): 3/31/2023

12/31/2022 9/30/2022 6/30/2022 3/31/2022 Total stockholders'

equity S 1S3,S5S S 1S2,42S S 177,417 S ISO,06$ S 192,039

Less: Intangible assets _ _ _ _ _ Tangible

stockholders' equity S 1S3,S5S S 1S2.428 S 177,417 S 180,06S

S 192.039 Total shares issued and outstanding (at period-end):

Total common shares issued and outstanding 19,622,3S0

20,000,753 20,000,753 20,000,753 20,000,753 Tangible book

value per common share w s 9.37 s 9.12 s S.87 s 9.00 s 9.60 Operating diluted net income per share of common stock: Operating net

income s 5.S25 s 5,919 s 5,975 s 5,297 s 4.S3S Weighted average shares Diluted S 19.940,606 S 20,172,438 S 20,148,208 S 20,171,261

S 20:109.7S3 Operating diluted net income per share of common stock

0.29 S 0.29 S 0.30 S 0.26 S 0.24 Tangible Common Equity/Tangible

Assets Tangible stockholders’ equity S 1S3,S5S S 181428

S 177,417 S 180,06S S 192,039 Tangible Assets 2,163,821 2,085,834

2,037,453 2,016,0S6 1,967,252 Tangible Common Equity

Tangible Assets S.50% S.75% 8.71% 8.93% 9.76% 22

CONTACT INFORMATION LOU DE LA AGUILERA

President, CEO & Director (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, CHIEF FINANCIAL OFFICER (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 23